Exhibit 24.1

2019 SOUTHERN CALIFORNIA EDISON COMPANY
10-K, 10-Q, AND 8-K POWER OF ATTORNEY

The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and each of its undersigned officers and directors do each hereby constitute and appoint, RUSSELL C. SWARTZ, WILLIAM M. PETMECKY III, BARBARA E. MATHEWS, DANIEL S. WOOD, AARON MOSS, ALEXANDRO HERRERA, MICHAEL A. HENRY, KATHLEEN BRENNAN DE JESUS, and RUSHIKA DE SILVA, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2019, any Current Reports on Form 8-K from time to time during 2019 from the date hereof through December 31, 2019, or in the event this Board of Directors does not hold a regular meeting in December 2019, through the last day of the month in which this Board holds the next succeeding regular meeting, and any and all supplements and amendments thereto, to be filed by Southern California Edison Company with the Securities and Exchange Commission, under the Securities Exchange Act of 1934 as amended, (the “Act”), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

Executed at Rosemead, California, as of this 6th day of December, 2018.

SOUTHERN CALIFORNIA EDISON COMPANY

By:    /s/ Kevin M.Payne
Kevin M. Payne
Chief Executive Officer

Attest:

/s/ Barbara E. Mathews
Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer, and Corporate Secretary

2019 Southern California Edison Company
10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

/s/ Kevin M. Payne

Kevin M. Payne	Chief Executive Officer and Director

Principal Financial Officer:

/s/ William M. Petmecky III
William M. Petmecky III        Senior Vice President and
Chief Financial Officer

Controller and Principal Accounting Officer:

/s/ Aaron Moss
Aaron Moss        Vice President and Controller

Additional Directors:

/s/ Michael C. Camuñez	Director	/s/ William P. Sullivan	Director
Michael C. Camuñez	Director	William P. Sullivan	Director
/s/ Vanessa C.L. Chang	Director	/s/ Ellen O. Tauscher	Director
Vanessa C.L. Chang	Director	Ellen O. Tauscher	Director
/s/ James T. Morris	Director	/s/ Peter J. Taylor	Director
James T. Morris	Director	Peter J. Taylor	Director
/s/ Timothy T. O’Toole	Director	/s/ Keith Trent	Director
Timothy T. O’Toole	Director	Keith Trent	Director
/s/ Pedro J. Pizarro	Director	/s/ Brett White	Director
Pedro J. Pizarro	Director	Brett White
/s/ Linda G. Stuntz	Director
Linda G. Stuntz

2019 EDISON INTERNATIONAL
10-K, 10-Q, AND 8-K POWER OF ATTORNEY

The undersigned, EDISON INTERNATIONAL, a California corporation, and each of its undersigned officers and directors do each hereby constitute and appoint, ADAM S. UMANOFF, MARIA RIGATTI, AARON MOSS, BARBARA E. MATHEWS, ROBERT C. BOADA, MICHAEL A. HENRY, KATHLEEN BRENNAN DE JESUS, and RUSHIKA DE SILVA, or any of them, to act as attorney‑in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2019, any Current Reports on Form 8-K from time to time during 2019 from the date hereof through December 31, 2019, or in the event this Board of Directors does not hold a regular meeting in December 2019, through the last day of the month in which this Board holds the next succeeding regular meeting, and any and all supplements and amendments thereto, to be filed by Edison International with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, (the “Act”), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys‑in-fact.

Executed at Rosemead, California, as of this 6th day of December, 2018.

EDISON INTERNATIONAL

By:    /s/ Pedro J. Pizarro
Pedro J. Pizarro
President and
Chief Executive Officer

Attest:

/s/ Barbara E. Mathews
Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary

2019 Edison International
10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

/s/ Pedro J. Pizarro

Pedro J. Pizarro	President, Chief Executive Officer, and Director

Principal Financial Officer:

/s/ Maria Rigatti
Maria Rigatti                        Executive Vice President and Chief
Financial Officer

Controller and Principal Accounting Officer:

/s/ Aaron Moss
Aaron Moss                        Vice President and Controller

Additional Directors:

/s/ Michael C. Camuñez	Director	/s/ William P. Sullivan	Director
Michael C. Camuñez		William P. Sullivan
/s/ Vanessa C.L. Chang	Director	/s/ Ellen O. Tauscher	Director
Vanessa C.L. Chang		Ellen O. Tauscher
/s/ James T. Morris	Director	/s/ Peter J. Taylor	Director
James T. Morris		Peter J. Taylor
/s/ Timothy T. O’Toole	Director	/s/ Keith Trent	Director
Timothy T. O’Toole		Keith Trent
/s/ Linda G. Stuntz	Director	/s/ Brett White	Director
Linda G. Stuntz		Brett White